SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2011

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 25, 2011, Columbus McKinnon Corporation (the “Company”) completed a private placement (the “Offering”) of $150 million in aggregate principal amount of its 7.875% Notes due 2019 (the “Notes”).  The Notes were issued pursuant to an indenture, dated as of January 25, 2011 (the “Indenture”), among the Company, Crane Equipment & Service, Inc. (“Crane”), Yale Industrial Products, Inc. (“Yale”) and U.S. Bank National Association, as trustee (the “Trustee”).  Crane and Yale are wholly-owned subsidiaries of the Company and guarantors of the Notes.

The Indenture and Notes contain covenants that limit the Company’s ability to, among other things, incur certain indebtedness, make certain restricted payments, incur certain liens securing indebtedness, sell assets, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all the Company’s assets. The terms of the Notes also require the Company to make an offer to repurchase Notes upon a change of control triggering event (as defined in the Supplemental Indenture) at a price equal to 101% of their principal amount plus accrued and unpaid interest, if any.

In connection with the Offering, the Company also entered into a Registration Rights Agreement dated, dated January 25, 2011 among the Company, Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC pursuant to which the Company agreed to file a registration statement to exchange the notes for a new issue of substantially identical securities registered under the Securities Act of 1933, as amended  The Company also agreed to file a shelf registration statement to cover resales of the Notes under certain circumstances.

In connection with its previously announced tender offer and consent solicitation with respect to its outstanding 8⅞% Subordinated Notes due 2013 (the “8⅞ Notes”), the Company, Crane, Yale and the Trustee entered into a Supplemental Indenture dated as of January 25, 2011 (the “Supplemental Indenture”).  The Supplemental Indenture amended the Indenture dated as of September 2, 2005 among the Company, Crane, Yale and the Trustee pursuant to which the 8⅞ Notes were issued (the “2005 Indenture”).  The Supplemental Indenture eliminated substantially all of the covenants, certain events of default and certain other provisions contained in the 2005 Indenture.

The foregoing description of the material terms of the Indenture, the Registration Rights Agreement and the Supplemental Indenture is qualified in its entirety by reference to the Indenture, the Registration Rights Agreement and Supplemental Indenture, which are attached hereto as Exhibits 4.1, 4.2 and 4.3 and are incorporated herein by reference

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2011, the registrant issued a press release announcing financial results for the third quarter of fiscal 2011.  The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosures set forth in Item 1.01 pertaining to the Notes are hereby incorporated by reference herein.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
4.1	Indenture dated January 25, 2011

4.2	Registration Rights Agreement

4.3	Supplemental Indenture

99.1	Press Release dated January 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Karen L. Howard
Name:	Karen L. Howard
Title:	Vice President and Chief
Financial Officer (Principal Financial Officer)

Dated:  January 28, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
4.1	Indenture dated January 25, 2011

4.2	Registration Rights Agreement

4.3	Supplemental Indenture

99.1	Press Release dated January 28, 2011